                                                                 EXHIBIT 10.8(6)
                                 AMENDMENT NO. 6

                                     TO THE

                       UPS QUALIFIED STOCK OWNERSHIP PLAN

                               AND TRUST AGREEMENT



         WHEREAS, United Parcel Service of America, Inc. and certain of its affiliated companies established the UPS Qualified Stock Ownership Plan and Trust ("Plan") effective as of January 1, 1998 to provide their eligible employees with a matching contribution invested in the common stock of UPS ("UPS Stock") and to permit eligible employees to transfer amounts from the UPS Savings Plan to the Plan for the purpose of investing in UPS Stock.

         NOW THEREFORE, pursuant to the authority vested in the Board by Section
12.1 of the Plan, the UPS Qualified Stock Ownership Plan is hereby amended as follows:

1. Section 1.21, Employer Company, is hereby amended effective as of January 1, 1998 to read as follows:

                  Section 1.21 Employer Company - means the Employer and any domestic corporation that is an "employer company" under the Savings Plan.

2. Section 1.27, Excess Aggregate Contributions, is hereby amended effective as of January 1, 1998 to read as follows:

                  Section 1.27 Excess Aggregate Contributions - means for any Plan Year the excess of

                           (a) the SavingsPLUS Contributions within the meaning of Section 5.2 actually made by or on behalf of Highly Compensated Employees for a Plan Year and

                           (b) the maximum permissible amount of such contributions for such Plan Year under Codess. 401(m) as described in Section 5.2.

                  The total dollar amount of Excess Aggregate Contributions is determined by reducing contributions on behalf of Highly Compensated Employees in order of their contribution percentages, beginning with the highest of such percentages and continuing until the ACP test is satisfied.

3. Section 1.30, Highly Compensated Employee, is hereby amended effective as of January 1, 1998 to add the following paragraph at the end thereof:

         Notwithstanding the foregoing, only for the purpose of Puerto Rican law and solely to comply therewith, a "Highly Compensated Employee" shall mean any Participant who is an Eligible Employee employed in Puerto Rico who is among the top one-third (1/3) of all Eligible Employees receiving the highest aggregate compensation from an Employer Company.

4. Section 1.45, Savings Plan Account, is hereby amended effective as of July 1, 2001 to read as follows:

                  Section 1.45 Savings Plan Account - - means the aggregate of a person's Savings Plan Pre-Tax Contribution Account, Savings Plan After-Tax Contribution Account, Savings Plan Rollover Account and Savings Plan Merged Account.

5. Section 1.51, Separation from Service, is hereby amended effective as of January 1, 1998 to read as follows:

                  Section 1.51 Separation from Service - means:

                           (a)

                                    (1)      Effective as of May 1, 2000, the
                           date on which an individual terminates employment with all Affiliates by reason of a voluntarily quit, retirement, death, the end of a period of disability of more than 52 weeks at which time a physician certifies that the individual is currently disabled and unable to return to work for an Affiliate, discharge, failure to return from layoff or authorized leave of absence, or for any other reason (unless a grievance is pending), provided for periods before January 1, 2002, such separation constitutes a "separation from service" within the meaning of Code ss. 401(k) and, for periods on or after January 1, 2002, such separation constitutes a "severance from employment" under the Savings Plan. A discharge will not be treated as a Separation from Service while a grievance is pending but, if the discharge is upheld, will be treated as a Separation from Service as of the date of the discharge.

                                    (2)      Effective before May 1, 2000, the
                           earlier of the date under Section 1.51(a)(1) or the date on which a 12-consecutive month period ends during which the individual did not perform an Hour of Service.

                           (b) A transfer from one Affiliate to another will not result in a Separation from Service.

                           (c) A discharge will not result in a Separation from Service for any purpose while a grievance is pending but, if the discharge is upheld, the Separation from Service will be the date of the discharge.

         Notwithstanding the foregoing, and solely for the purpose of determining the length of a Period of Service before May 1, 2000, in the case of an Employee who ceases active employment (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement, "Separation from Service" shall mean the second anniversary of said cessation of active employment.

         6. Article I is hereby amended effective as of July 1, 2001 to add the following new definition which reads as follows:

                           Section 1.64 Savings Plan Merged Account.- means the subaccount maintained as a part of a person's Account to show his or her interest attributable to transfers from his or her merged account under the Savings Plan.

         7. Article I is hereby amended effective as of May 1, 2000 to correct a scrivener's error by deleting the duplicative
                  Section 1.10, Break in Service, and marking it reserved.

         8. The Plan is hereby amended effective as of January 1, 2002 to delete Section 1.10, following such deletion, to set forth all definitions in Article I in alphabetical order, to renumber each Section in such Article and to make any corresponding Section reference changes in the Plan.

         9. Section 2.2, Transfer to Position Not Covered by Plan, is hereby amended effective as of January 1, 1998 to read as follows:

                           Section 2.2 Transfers to Position Not Covered by Plan. If a Participant loses his or her status as Eligible Employee because he or she is transferred to an Affiliate that is not an Employer Company or because he or she is transferred to a position with an Employer Company that is not an Eligible Employee position, the Participant will remain a Participant in this Plan with respect to contributions previously made on his or her behalf but shall not be eligible to have SavingsPLUS Contributions made to this Plan on his or her behalf following the end of the Accounting Period in which he or she loses his or her status as an Eligible Employee unless and until he or she again becomes an Eligible Employee. In the event the Participant is subsequently transferred to a position in which he or she again becomes an Eligible Employee, the Participant will again become eligible to receive Employer Company Contributions under this Plan in accordance with ARTICLE IV.

         10. Section 5.1(a)(2) is hereby amended effective as of January 1, 1998 to read as follows:

                                    (2)      $30,000 (as adjusted under
                                             Codess.415(d)), or

         11. Section 5.1, Codess.415 Limitations, is hereby amended effective as of January 1, 2000 to read as follows:

                           Section 5.1 Codess. 415 Limitations.

                           (a) General Rule. The term "limitation year" as defined in Code ss. 415 and the corresponding regulations means the calendar year. The total annual additions (as described in Section 5.1(b)) allocated to a Participant's Account for any limitation year when added to the contributions that are treated as made on behalf of such Participant for such limitation year under the coordination rules in Section 5.1(c) will not exceed the lesser of

                                    (1)      25% of the Participant's
                           Compensation for the limitation year,

                                    (2)      $30,000 (as adjusted under
                           Codess.415(d)), or

                                    (3)      such lesser amount as the Committee
                           deems necessary or appropriate to satisfy the requirements of Code ss. 415 in light of Section 5.1(d) and the benefits, if any, accrued and the contributions, if any, made for such Participant under any other defined contribution plan maintained by an Affiliate.

                  If a short limitation year (less than 12 months) is created because of an amendment, the limitation described in (2) above will be prorated.

                  (b) Annual Additions. The term "annual additions" means, for each Plan Year, the total contributions and forfeitures allocated to a Participant's Account for that Plan Year as Employer Company Contributions. Any corrective allocations made under this Plan will be treated as annual additions in the limitation year to which such allocations relate.

                  For the purpose of this Section 5.1(b) contributions allocated to an "individual medical benefit account" described in Code ss. 415(l) and contributions credited under a welfare benefit fund maintained by an Affiliate for any year to a reserve for post-retirement medical benefits for a Participant who is a "key employee" within the meaning of Code ss. 416(i) will be treated as a contribution made on his or her behalf under this Plan when, and to the extent, required under Code ss. 415 or ss. 419A(d).


                  (c) Corrections in this Plan. If as the result of the allocation of forfeitures, the failure to estimate a Participant's compensation, the failure to estimate a Participant's Pre-Tax Contributions, SavingsPLUS Contributions or matching contributions under other plans of an Affiliate or such other facts and circumstances which the Commissioner of Internal Revenue finds so justify, the limitations imposed by Code ss. 415(c) are exceeded for any Participant in a limitation year, and a correction cannot be made in the Savings Plan because contributions made to the Savings Plan for that Plan Year have been transferred to this Plan, a reduction to correct the excess will be made from the contributions transferred to this Plan (adjusted for investment gains) and such reduction shall be made in the following order:

                           (1) by refunding After-Tax Contributions for such limitation year (and any investment gains attributable to those refunded contributions);

                           (2) by refunding unmatched Pre-Tax Contributions for such limitation year (and any investment gains attributable to those refunded contributions); and

                           (3) by refunding matched Pre-Tax Contributions for such limitation year (and any investment gains attributable to those refunded contributions). The number of whole shares of UPS stock attributable to the match on refunded matched Pre-Tax Contributions (or if the Participant has diversified his or her SavingsPLUS Account pursuant to
                  Section 8.10, an amount equal to the then Fair Market Value of those shares) will be transferred to a Codess. 415 suspense account

                           (4) Further, if, after making the adjustments described in Section 5.1(d)(1) and (2) and in Section 5.1(c),(1)(2) and (3), it is determined that crediting Employer Company Contributions to a Participant's Account could exceed the restrictions set forth in this Section 5.1, that excess contribution will be corrected by transferring shares of UPS stock attributable to the excess Employer Company Contributions to a Code ss. 415 suspense account in the following order: (i) Top-Heavy Contribution Contributions,
                  (ii) Discretionary Employer Contributions, (iii) SavingsPLUS Contributions, and (iv) Loan Repayment Contributions. If a Participant has diversified his or her Employer Company Account pursuant to Section 8.10, an amount equal to the then Fair Market Value of the shares attributable to the excess contributions will be transferred from the Savings Plan to a Code ss. 415 suspense account under this Plan

                           (5) Amounts transferred to a Code ss. 415 suspense account will not be allocated to the Participant's Account, but will be held unallocated in a separate suspense account and will be treated as a SavingsPLUS Contribution for the next Plan Year (and each succeeding Plan Year, if necessary). The balance credited to the suspense account will be returned to the Employer Companies in the event this Plan is terminated prior to the date the suspense account has been applied in accordance with this Section 5.1.

         (d) Coordination Rules. If any adjustment is required under Code ss. 415 as a result of a Participant's participation in any other defined contribution plans, the adjustment will be made in the following steps: (1) from unmatched employee contributions in this Plan or any other defined contribution plan with a cash or deferred arrangement intended to satisfy Code ss. 401(k); (2) from unmatched elective deferrals in this Plan or any other defined contribution plan with a cash or deferred arrangement intended to satisfy Code ss. 401(k); (3) from matched employee contributions in this Plan or any other defined contribution plan with a cash or deferred arrangement intended to satisfy Code ss. 401(k) and the related matching contributions under this Plan or any other defined contribution plan in which the individual is a participant; (4) from matched elective deferrals in this Plan or any other defined contribution plan with a cash or deferred arrangement intended to satisfy Code ss. 401(k) and the related matching contributions under this Plan or any other defined contribution plan in which the individual is a participant (5) from other contributions made to this Plan and (6) from other contributions to any other defined contribution plans in which the individual is a participant.

         (e) Coordination with Code ss. 401(m). Any After-Tax Contributions refunded under this Section 5.1 shall be disregarded for purposes of the Code ss. 401(m) limitation under Section 5.2.

12. Section 5.2, ACP Test Limitation For Highly Compensated Employees, is hereby amended effective as of January 1, 1998 to read as follows:

                  Section 5.2 ACP Test Limitation For Highly Compensated Employees.

                           (a) ACP Test. For each Plan Year, SavingsPLUS Contributions credited to each Highly Compensated Employee's Account under this Plan must satisfy one of the following alternative tests each Plan Year:

                                    (1)      the average of the ACPs for all
                           Highly Compensated Employees does not exceed 125% of the average of the ACPs for all Nonhighly Compensated Employees, or

                                    (2)      the average of the ACPs for all
                           Highly Compensated Employees does not exceed the lesser of (i) two times the average of the ACPs for all Nonhighly Compensated Employees or (ii) the average of the ACPs for all Nonhighly Compensated Employees plus two percentage points.

                  The average of the ACPs for all Nonhighly Compensated Employees' will be determined using the ACPs for Nonhighly Compensated Employees for the preceding Plan Year.

                           (b)      Aggregation with Other Plans or
                  Arrangements. For any Plan Year before the Board activates the ESOP feature, the ACP for each Participant who is an Eligible Employee will be determined by aggregating this Plan with the Savings Plan. After-Tax Contributions made under the Savings Plan will be treated as SavingsPLUS Contributions under this Plan. Further, the ACP for any Highly Compensated Employee will be determined as if any "employee contributions" (within the meaning of Codess. 401(m)) and any "matching contributions" (within the meaning of Codess. 401(m)(4)) allocated to his or her account during the same Plan Year under one, or more than one, other plan described in Code ss. 401(a) orss.401(k) maintained by an Affiliate had been made under this Plan or, at the option of the Committee, the Plan may be permissively aggregated with such other plans. If this Plan satisfies the coverage requirements of Codess. 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the coverage requirements of Codess. 410(b) only if aggregated with this Plan, then this Section
                  5.2 will be applied by determining the ACPs of all Participants as if all the plans were a single plan.

                  For any Plan Year in which the ESOP feature is activated, SavingsPLUS Contributions under this Plan may not be aggregated with employee contributions or matching contributions under any other plan to the extent prohibited by the regulations under Code ss. 410(b) as modified by the regulations under Code ss. 401(k).

                           (c) Multiple Use Limitation. The ACPs of all Highly Compensated Employees will be reduced (beginning with the highest of such percentages) to the extent required under Code ss. 401(m) and the regulations issued under that section to prevent multiple use of the alternative test described in Code ss. 401(k)(3)(A)(ii)(II) and in Code ss. 401(m)(2)(A)(ii)
                  in the same Plan Year. The reduction will be treated as an Excess Aggregate Contribution. If the ESOP feature is activated, the multiple use limitation will not apply unless this Plan (or another ESOP maintained by an Affiliate) also permits elective deferrals.

                           (d)      Action to Satisfy ACP Test.

                                    (1)      Distribution or Forfeiture of
                           Excess Aggregate Contributions. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions made for any Plan Year adjusted for investment gains and losses will be distributed from the Accounts of Highly Compensated Employees no later than the last day of the immediately following Plan Year.

                           For any Plan Year before the Board activates the ESOP feature, the Excess Aggregate Contributions will be distributed on the basis of the sum of the After-Tax Contributions and SavingsPLUS Contributions made on behalf of each Highly Compensated Employee, starting with the Highly Compensated Employee who has the largest sum of those contributions and ending when the Excess Aggregate Contributions are distributed. The Excess Aggregate Contributions will first be reduced by distributing After-Tax Contributions from the Savings Plan and then by distributing SavingsPLUS Contributions from this Plan. If a distribution cannot be made from the Savings Plan because After-Tax Contributions have been transferred to this Plan, then the distribution will be made from the Highly Compensated Employee's Savings Plan After-Tax Contribution Account. If a distribution cannot be made from this Plan because SavingsPLUS Contributions have been transferred to the Savings Plan, then distributions will be made from the transfer account under the Savings Plan.

                           For any Plan Year in which the ESOP feature is activated, the distribution of Excess Aggregate Contributions will be made on the basis of the amount of SavingsPLUS Contributions made on behalf of a Highly Compensated Employee, starting with the Highly Compensated Employee with the most SavingsPLUS Contributions and ending when the Excess Aggregate Contributions are distributed.

                           (2) Determination of Investment Gain or Loss. Excess Aggregate Contributions will be adjusted for investment gain or loss for the Plan Year for which such contributions were made in accordance with the regulations under Code ss. 401(m) but will not be adjusted for investment gain or loss for the period between the end of the Plan Year and the date the Excess Aggregate Contributions are distributed.

13. Section 8.7, In-Service Withdrawals from Savings Plan Accounts, is hereby amended effective as of July 1, 2001 to read as follows:

                  Section 8.7 In-Service Withdrawals from Savings Plan Accounts. A Participant may make a withdrawal from his or her Savings Plan Accounts before his or her Separation from Service in accordance with the rules of this Section 8.7.

                           (a) Savings Plan After-Tax Contribution Account and Savings Plan Rollover Account. A Participant may withdraw all or a portion of his or her Savings Plan After-Tax Contribution Account or Savings Plan Rollover Account at any time, by making a request for withdrawal via a voice response unit or in accordance with such other procedures established by the Committee or its designee from time to time.

                  The Participant's Savings Plan After-Tax Contribution Account will be considered a separate "contract" for purposes of Code ss. 72(d) and a withdrawal from that subaccount will be allocated on a pro rata basis with respect to the pre-and post-tax monies held in such subaccount.

                  A Participant's subaccount for after-tax contributions under his or her Savings Plan Merged Account shall be treated as part of his or her Savings Plan After-Tax Contribution Account and a Participant's subaccount for rollover contributions under his or her Savings Plan Merged Account shall be treated as a part of his or her Savings Plan Rollover Account for purposes of this Section 8.7.

                           (b) Withdrawals After Age 59 1/2. A Participant who is employed by an Affiliate may withdraw all or a portion of his or her Savings Plan Pre-Tax Contribution Account after age 59 1/2, by submitting a request for withdrawal via a voice response unit in accordance with procedures adopted by the Committee or its designee for this purpose.

                  A Participant's subaccount for pre-tax contributions under his or her Savings Plan Merged Account shall be treated as part of his or her Savings Plan Pre-Tax Contribution Account for purposes of this Section 8.7.

                           (c) Savings Plan Merged Account. To the extent that a Participant has transferred amounts from the Savings Plan which have been allocated to his or her Savings Plan Merged Account, such Participant may make an in-service withdrawal from his or her Savings Plan Merged Account under this Plan as described in appendix 14.3 to the Savings Plan.

14. Section 8.13(b)(1) is hereby amended effective as of January 1, 1999 to read as follows:

                           (1) Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

                           (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than anually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of 10 years or more;

                           (ii)     any distribution to the extent that
                           distribution is required under Codess. 401(a)(9);

                           (iii) any distribution of Pre-Tax Contributions or pre-tax contributions under a Merged Plan on account of hardship on or after January 1, 1999; and

                           (iv) and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to UPS Stock).

15.      Section 8.19, Claims Procedure, is hereby amended to read as follows:

                  Section 8.19 Claims Procedure. All claims for benefits hereunder will be directed to the Committee or to a member of the Committee designated for that purpose. Within 90 days following receipt of a claim for benefits, the Committee will determine whether the claimant is entitled to benefits under the Plan, unless additional time is required for processing the claim. In this event, the Committee will, within the initial 90-day period, notify the claimant that additional time is needed, explain the reason for the extension, and indicate when a decision on the claim will be made, which must be within 180 days of the date the claim is filed.

                  A denial by the Committee of a claim for benefits will be stated in writing and delivered or mailed to the claimant. The notice will set forth the specific reasons for the denial, written in a manner calculated to be understood by the claimant without benefit of legal or actuarial counsel. The notice will include specific reference to the Plan provisions on which the denial is based and a description of any additional material or information necessary to perfect the claim, an explanation of why this material or information is necessary, the steps to be taken if the claimant wishes to submit his or her claim for review and, effective as of January 1, 2002, a description of the Plan's review procedures, and the time limits applicable to such procedures, and a statement of the claimant's right to bring a civil action under ERISA ss. 502(a).

                  The Committee will afford a reasonable opportunity to any claimant whose request for benefits has been denied for a review of the decision denying the claim. The review must be requested by written application to the Committee within 60 days following receipt by the claimant of written notification of denial of his or her claim. Pursuant to this review, the claimant or his or her duly authorized representative may review any documents, records and other information which are pertinent to the denied claim and may submit issues and comments in writing. Effective January 1, 2002, a claimant may also submit documents, records and other information relating to his or her claim, without regard to whether such information was submitted in connection with his or her original benefit claim.

                  A decision on the claimant's appeal of the denial of benefits will ordinarily be made by the Committee within 60 days of the receipt of the request for review, unless additional time is required for a decision on review, in which event the decision will be reviewed not later than 120 days after receipt of request for ruling. Written notice of the need for an extension will be given to the claimant within 60 days of his or her request for review.

                  The decision on review will be in writing and will include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific reference to the Plan provisions on which the decision is based and, effective January 1, 2002, a statement that the claimant or his or her authorized personal representative may review any documents and records relevant to the claim determination, a statement describing any further voluntary appeals procedure, if any, and a statement of the claimant's right to bring a civil action under ERISA ss. 502(a).

16. Article VIII is hereby amended effective as of January 1, 1998 to add a new Section 8.22 which reads as follows:

                  Section 8.22 Transition Period to Implement Plan Changes. In connection with a change in record keepers, trustees, or other service providers for the Plan, a change in the methodology for valuing accounts, a plan merger or other circumstances, a temporary interruption in the normal operations of the Plan may be required in order to properly implement such change or merger or take action in light of such circumstances. In such event or under such circumstances, the Committee, may take such action as it deems appropriate under the circumstances to implement such change or merger or in light of such circumstances, including authorizing a temporary interruption in a Participant's ability to obtain information about his or her Account and to take distributions from such Account, provided the Committee will take appropriate action as to give Participants as much advance notice of the interruption as possible and to minimize the scope and length of the interruption in normal Plan operations.

17. Section 13.9(b)(3) is hereby amended effective as of January 1, 2000 to read as follows:

                           (3) For Plan Years beginning before January 1, 2000, if the sum of the present value of the accrued benefits of key employees (computed as described in ss. 13.9(a)) exceeds 90% of the sum of the present value of the accrued benefits of all employees (computed as described in ss. 13.9(a)) as of the determination date this Plan will be "super top-heavy" for the immediately following Plan Year.

18. Appendix 1.23 is hereby amended to read as follows in the form attached.

19. Appendix 1.41 is hereby amended to read as follows in the form attached.

20. Appendix 4.1(a)(1)(C) is hereby amended effective as of September 1, 2001 to add First International Bank and First International Capital Corporation of New Jersey; effective as of November 1, 2001 to add New Neon Co., Inc.; effective as of December 1, 2001 to add iShip, Inc.; and effective as of January 1, 2002, to add UPS Supply Chain Solutions, Inc.


         IN WITNESS WHEREOF, the undersigned certify that United Parcel Service of America, Inc. based upon action by its Board of Directors dated ____________, 2002, has caused this Amendment No. 6 to be adopted.


ATTEST:                                         UNITED PARCEL SERVICE OF
                                                AMERICA, INC.

----------------------------                    ------------------------------
Joseph R. Moderow                               Michael L. Eskew
Secretary                                       Chairman

                       UPS QUALIFIED STOCK OWNERSHIP PLAN
                                  Appendix 1.23
                               Employer Companies

----------------------------------------------------------------------------------------------------------------------
                      BUSINESS UNIT/GROUP                                         QSOP ADOPTION DATE
----------------------------------------------------------------------------------------------------------------------
UPS
United Parcel Service of America, Inc.                            January 1, 1998
United Parcel Service Co.                                         January 1, 1998
UPS General Services Co.                                          January 1, 1998
UPS Aviation Services, Inc.                                       January 1, 1998
UPS International General Services Co.                            January 1, 1998
UPS Procurement Services Corporation                              January 1, 1998
UPS Worldwide Forwarding, Inc.                                    January 1, 1998
United Parcel Service, Inc. (New York)                            January 1, 1998
United Parcel Service, Inc. (Ohio)                                January 1, 1998
Trailer Conditioners, Inc.                                        January 1, 1998
UPS Latin America, Inc.                                           January 1, 1998
BT Realty Holdings, Inc.                                          May 18, 1999
BT Realty Holdings II, Inc.                                       May 18, 1999

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UPS CAPITAL CORPORATION
UPS Capital Corporation, Inc.                                     May 28, 1998
Glenlake Insurance Agency, Inc.                                   July 29, 1998
Glenlake Insurance Agency, Inc. of California                     August 10, 1999
First International Bank                                          September 1, 2001
 First International Capital Corporation of New Jersey            September 1, 2001

----------------------------------------------------------------------------------------------------------------------
UPS LOGISTICS GROUP
UPS Logistics Group, Inc.                                         January 1, 1998
Diversified Trimodal, Inc. (Martrac)                              January 1, 1998
UPS Logistics Technologies, Inc.                                  January 1, 1998
UPS Supply Chain Management, Inc.                                 January 1, 1998
Worldwide Dedicated Services, Inc.                                January 1, 1998
UPS Supply Chain Management Nevada, Inc.                          July 1, 2001
UPS Supply Chain Management Tristate, Inc.                        July 1, 2001
Livingston Healthcare Services, Inc.                              July 1, 2001
UPS Logistics Group Americas, Inc.                                July 1, 2001
UPS Service Parts Logistics, Inc.                                 July 1, 2001
UPSLG Puerto Rico, Inc.                                           July 1, 2001

----------------------------------------------------------------------------------------------------------------------
UPS AVIATION TECHNOLOGIES, INC.                                   January 1, 1998
----------------------------------------------------------------------------------------------------------------------
UPS CUSTOMHOUSE BROKERAGE, INC.                                   January 1, 1998
----------------------------------------------------------------------------------------------------------------------
UPS FULL SERVICE BROKERAGE, INC.                                  June 6, 2000
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     UPS TELECOMMUNICATIONS, INC.  (UPS TELESERVICES)             July 1, 2001
----------------------------------------------------------------------------------------------------------------------
UPS MESSAGING.
Mail2000, Inc.                                                    February 1, 2001
----------------------------------------------------------------------------------------------------------------------
UPS MAIL BOXES ETC., INC.                                         April 30, 2001
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UPS CONSULTING, INC.                                              February 8, 2001
----------------------------------------------------------------------------------------------------------------------
FRITZ COMPANIES
Fritz Companies, Inc.                                             July 1, 2001
----------------------------------------------------------------------------------------------------------------------
NEW NEON COMPANY, INC.                                            November 1, 2001
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ISHIP, INC.                                                       December 1, 2001
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UPS SUPPLY CHAIN SOLUTIONS, INC.                                  January 1, 2002
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

                       UPS QUALIFIED STOCK OWNERSHIP PLAN
                                  APPENDIX 1.41
                              Prior Service Credit

An individual who began performing services for an Employer Company as a result of the acquisition of a company listed below will receive credit for his or her service for such company as if such service were employment with an Affiliate.

         Border Brokerage Company, Inc
         Burnham Service Corporation, et. al.
         Challenge Air Cargo, Inc.
         Fritz Companies, Inc.
         Fulfillment Systems International, Inc
         Livingston Healthcare Services, Inc.
         Mail Boxes, Etc.
         Mail2000. Inc.
         Miles Group, Inc.
         William F. Joffroy, Inc.
         W.Y. Moberly, Inc.
         Rollins Logistics, Inc. et. al.
         Transborder Customs Services, Inc.
         TSCI Holdings, Inc. (Comlasa)
         H.A. & J.L. Wood, Inc.
         First International Bank
         First International Capital Corporation of New Jersey